The George
Putnam Fund
of Boston

ANNUAL REPORT
July 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* The George Putnam Fund of Boston's class A shares ranked 98 among the 317 balanced funds rated by Lipper Analytical Services for the 12 months ended July 31, 1997, placing them in the top 31% of the funds rated.*

* "On the equity side, our primary focus remains on cheapness and change as we seek out stocks we believe the market has undervalued. Globalization and consolidation are themes that also continue to provide attractive equity investment opportunities."

                                            -- Edward Bousa, lead manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

36 Financial statements

    *Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For periods ended 7/31/97, the fund's class A shares placed 19 out of 89 funds for 5 years and 12 out of 41 funds for 10 years. The fund's class B shares were ranked 127 out of 317 funds for 1-year performance, 40 out of 193 funds for 3 years, and 33 out of 89 funds for 5 years. The funds' s class M shares were ranked 116 out of 317 funds for 1 year. The class B shares and class M shares were not ranked over longer periods. Past performance is not indicative of future results.


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As The George Putnam Fund of Boston approaches its 60th birthday this coming November 5, it would seem appropriate to mark the event with a tribute to the enduring quality of the fund's founding philosophy. It was indeed a philosophy -- not an underlying principle or an investment strategy -- but a deeply held conviction that led my father to introduce the fund in 1937.

The fund made its debut as the country was working its way out of the Great Depression and investors were still getting over the shock of the market crash of 1929. It was my father's belief that investors should diversify not only by holding a variety of stocks but by holding bonds as well. Thus one of the first balanced funds was introduced.

As you will see in the following report from management, your fund has just added another year of positive performance. Furthermore, the management team believes the fund is well positioned to extend the tradition into fiscal 1998.

Respectfully yours,

/S/George Putnam

George Putnam
Chairman of the Trustees
September 17, 1997



Report from the Fund Managers
Edward P. Bousa, lead manager
Kenneth J. Taubes
Robert M. Paine

The general economic environment that prevailed throughout The George Putnam Fund of Boston's most recent fiscal year could not have been more favorable for investing. Steady, moderate economic growth, low to declining inflation, an accommodative monetary policy, and a generally optimistic mood among investors set the stage for healthy returns, and your fund delivered them: class A shares gained 31.52% at net asset value (23.92% at public offering price) for the 12 months ended July 31, 1997. The results for other share classes and longer periods can be found on the performance tables that begin on page 9.

The results of the fund's portfolio of stocks and bonds, when compared against its equity and fixed-income benchmarks, were similarly encouraging. All share classes placed near the midpoint in the spread between the 52.11% return of the Standard & Poor's 500(registered trademark) Index and the 10.79% return of the Lehman Brothers Government/Corporate Bond Index. To deliver such returns has been a guiding principle of the fund since its inception as one of the first balanced funds in 1937.

* TECHNOLOGY, PHARMACEUTICALS, AND FINANCIAL SERVICES DROVE EQUITY MARKET

The equity market was exceptionally strong throughout the period and your fund carried a full complement of stocks, ending fiscal 1997 at 65.1% of net assets, slightly above the normal 60%/40% ratio of stocks to bonds. During the year, technology was the best-performing sector, with such holdings as IBM, Intel, and Hewlett Packard leading the portfolio. While these stocks, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Pharmaceuticals such as American Home Products and Bristol-Myers Squibb also helped support performance throughout the period, while paper stocks such as Weyerhaeuser, one of the fund's larger holdings, did well during the second half.

Financial services issues, especially banks such as Bankers Trust New York, Fleet Financial, and NationsBank, were consistently strong throughout the period in part because more discretionary income was being diverted into savings and investments. On the other hand, the shift toward increased saving, along with more restrained consumer purchasing in the durable goods area, contributed to relatively weaker performance of such portfolio holdings as Eastman Kodak, Tupperware, and Whirlpool.

Tobacco-related holdings were hurt somewhat by concern over how the court settlement on smoking-related deaths would actually be resolved. In addition, ongoing uncertainty over new deregulation rules and a milder-than-expected winter adversely affected electric utilities.

* FOCUS ON CHEAPNESS AND CHANGE ENDURES

On the equity side, your fund continues to do exactly what it has been doing over the past four years: focusing on what we call cheapness and change. We seek out stocks we believe are undervalued by the market, and when we are satisfied that the companies meet the fund's investment criteria, we purchase them at what we believe are attractive valuations.

[GRAPHIC OMITTED: verticle bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                                7/31/96   7/31/97
Common stocks                                    59.1%     64.6%
U.S. government and agency securities            20.5%     13.0%
Corporate bonds and notes                         9.9%     12.9%
Foreign government bonds and notes                2.6%      3.9%
Brady bonds                                       0.0%      1.3%
Collateralized mortgage obligations               1.9%      0.9%
Convertible preferred stocks                      0.7%      0.4%
Convertible bonds and notes                       1.1%      0.2%
Preferred stocks                                  0.1%      0.1%

Footnote reads:
*Based on percentage of net assets. Balances of portfolio on dates listed were invested in cash and short-term securities. Portfolio allocation will vary over time.

Often the stocks attract our attention because the market has overlooked positive changes within the companies. These may include companies with new managements that are increasing efficiency through such measures as cost cutting or divestiture of less productive subsidiaries. They may include companies that are increasing market share or successfully entering other markets. In our search for such opportunities, we see top managements of more than 300 companies each year, frequently through on-site visits by your fund's managers and the appropriate Putnam industry analysts.

One of the trends we have focused on in recent years is toward globalization. More U.S. companies are expanding their business and operations abroad, and more of our attention is being focused on non-U.S. companies. We are also seeing increased consolidation, and we seek to take advantage on both sides -- either by investing in companies that are acquiring other companies or by investing in companies that appear to be attractive takeover candidates.

Examples of portfolio holdings that we believe are cheap and attractive include Atlantic Richfield, a petroleum producer and marketer currently undergoing positive changes that we expect will lead to increased earnings. Dow Chemical has been operating well in its global chemical universe and we believe its results will be increasingly favorable as world economies strengthen. Similarly Crown Cork & Seal, a world leader in packaging, is poised for dramatic increases in earnings. Finally Boeing has emerged as the leader in the jet aircraft market, a position we believe will be strengthened by its consolidation with McDonnell Douglas.

* FIXED-INCOME MARKET SHEDS FEAR OF ECONOMIC GROWTH TO POST SIZABLE RALLY

Judging by the course taken by the U.S. fixed-income markets during fiscal 1997, it appears that bond investors finally may have accepted the notion that inflation can be stable to declining in a strong economic environment. The Federal Reserve Board's quarter-point increase in short-term interest rates in March seemed to give bond investors heart, for they failed to panic as the Fed held rates steady thereafter in the face of continued economic growth. Investors also seemed to be reassured by the substantial improvement in the federal government's fiscal policy, especially since the final budget legislation suggests that a balanced budget may be achievable within a year or two. The result of this favorable mindset was a fairly sizable rally, especially in long-term bonds.

TOP 10 EQUITY HOLDINGS (7/31/97)*

Bank One Corp.
Insurance and finance

Weyerhaeuser Co.
Paper and forest products

Mobil Corp.
Oil and gas

SBC Communications, Inc.
Utility

Exxon Corp.
Oil and gas

J.P. Morgan & Co., Inc.
Insurance and finance

Pharmacia & Upjohn, Inc.
Pharmaceuticals

IBM Corp.
Computer services and software

Fleet Financial Group, Inc.
Insurance and finance

Sprint Corp.
Utilities

Footnote reads:
* These holdings represent 10.9% of the fund's net assets.
  Portfolio holdings will vary over time.

Performance in the high-yield sector of the market was even more dramatic. Because these lower-rated securities are affected to a greater extent by factors similar to those that affect stocks and less by changes in interest rates, the strong equity market had a spillover effect. The fund benefited by its weighting in high-yield bonds.

Since the fund was well hedged against the strong dollar, its international holdings also did well, notably those of Australia, Italy, and Germany. Generally low world interest rates, favorable credit terms, and the strong dollar also enabled the emerging markets to do well, particularly those of Russia and Bulgaria in Eastern Europe and Mexico and Argentina in Latin America.

* OUTLOOK: CAUTIOUS OPTIMISM ON ALL FRONTS

We believe consumer spending is poised for a rebound this fall after the modest slowdown it experienced during the spring and summer. Demand for housing, durable goods, and commercial real estate has been stimulated by lower interest rates. Consumer confidence is strong, unemployment remains low, and purchasing power is high.

The stock market typically greets such vibrant economic prospects warmly, but it is likely to respond somewhat harshly to earnings shortfalls and other disappointments. Nevertheless we continue to find attractive values there. But after the breathtaking advance in equities last year, we enter fiscal 1998 mindful of the potential for increased volatility.

How the bond market digests the unfolding economic trends remains to be seen, but it typically turns increasingly reserved as the economy grows more vibrant. Consequently we are maintaining our somewhat cautious view of the fixed-income markets. Recent acquisitions of intermediate-term securities position the fixed-income portion of the portfolio well for modestly rising interest rates.

Of one thing we are certain: there will be no shortage of challenges in the year ahead. But we remain as attentive as ever to new opportunities as they present themselves.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The George Putnam Fund of Boston is designed for investors seeking capital appreciation and current income.

TOTAL RETURN FOR PERIODS ENDED 7/31/97

                                Class A         Class B         Class M
(inception date)               (11/5/37)       (4/27/92)       (12/1/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      31.52%  23.92%  30.46%  25.46%  30.83%  26.26%
------------------------------------------------------------------------------
5 years                     99.71   88.20   92.51   90.51   94.58   87.78
Annual average              14.84   13.48   14.00   13.76   14.24   13.43
------------------------------------------------------------------------------
10 years                   209.65  191.82  185.45  185.45  192.02  181.79
Annual average              11.97   11.30   11.06   11.06   11.31   10.92
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97

                                  Standard &      Lehman Bros.
                                   Poor's         Govt./Corp.      Consumer
                                  500 Index       Bond Index      Price Index
------------------------------------------------------------------------------
1 year                              52.11%           10.79%           2.23%
------------------------------------------------------------------------------
5 years                            155.27            42.47           14.23
Annual average                      20.62             7.34            2.70
------------------------------------------------------------------------------
10 years                           302.62           138.31           41.04
Annual average                      14.94             9.07            3.50
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One-, five-, and ten-year returns for class B shares reflect the applicable contingent deferred sales charge (CDSC), which declines from a 5% maximum during the first year to 1% during the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: line chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 7/31/87

               Fund's                    Consumer
          class A shares   S&P 500        Price
              at POP        Index         Index

7/31/87        9424         10000         10000
7/31/88        8918          8832         10413
7/31/89       10911         11650         10931
7/31/90       11551         12402         11459
7/31/91       12854         13989         11968
7/31/92       14612         15773         12346
7/31/93       15875         17129         12689
7/31/94       16424         18013         13040
7/31/95       19336         22709         13401
7/31/96       22188         26468         13796
7/31/97       29182         40262         14104

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $28,545 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $29,202 ($28,179 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97

                                   Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                4               4               4
------------------------------------------------------------------------------
Income                             $0.667          $0.552           $0.600
------------------------------------------------------------------------------
Capital gains:
------------------------------------------------------------------------------
Long term                           0.680           0.680           0.680
------------------------------------------------------------------------------
Short term                          0.229           0.229           0.229
------------------------------------------------------------------------------
   Total                           $1.576          $1.461          $1.509
------------------------------------------------------------------------------
Share value:                      NAV       POP       NAV       NAV       POP
------------------------------------------------------------------------------
7/31/96                        $15.82    $16.79    $15.74    $15.74    $16.31
------------------------------------------------------------------------------
7/31/97                         18.95     20.11     18.82     18.82     19.50
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1           3.17%     2.98%     2.57%     2.81%     2.71%
------------------------------------------------------------------------------
Current 30-day SEC yield2        3.04      2.87      2.32      2.54      2.45
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)               (11/5/37)       (4/27/92)       (12/1/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      22.86%  15.83%  21.95%  16.95%  22.23%  17.97%
------------------------------------------------------------------------------
5 years                     96.68   85.38   89.46   87.46   91.64   84.98
Annual average              14.49   13.14   13.63   13.39   13.89   13.09
------------------------------------------------------------------------------
10 years                   204.10  186.61  180.24  180.24  186.58  176.60
Annual average              11.76   11.10   10.85   10.85   11.10   10.71
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible investment-grade corporate debt securities and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Report of independent accountants

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 16, 1997


Portfolio of investments owned
July 31, 1997


COMMON STOCKS (64.6%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace and Defense (1.2%)
------------------------------------------------------------------------------------------------------------
        281,200  Boeing Co.                                                                   $   16,538,075
        220,000  Lockheed Martin Corp.                                                            23,430,000
         77,200  Northrop Grumman Corp.                                                            8,887,650
                                                                                              --------------
                                                                                                  48,855,725

Agriculture (--%)
------------------------------------------------------------------------------------------------------------
         22,025  PSF Holdings LLC Class A [DBL. DAGGER] +                                            583,663

Automotive (2.2%)
------------------------------------------------------------------------------------------------------------
         12,000  Bayerische Motoren Werke (BMW) AG (Germany)                                       9,769,565
        696,000  Ford Motor Co.                                                                   28,449,000
        465,000  General Motors Corp.                                                             28,771,875
        196,900  Lear Corp. +                                                                      9,426,588
        172,000  Michelin Corp. Class B (France)                                                  10,683,867
                                                                                              --------------
                                                                                                  87,100,895

Basic Industrial Products (2.0%)
------------------------------------------------------------------------------------------------------------
        413,000  Cooper Industries, Inc.                                                          22,947,313
        380,000  Deere (John) & Co.                                                               21,612,500
        379,000  Minnesota Mining & Manufacturing Co.                                             35,910,250
                                                                                              --------------
                                                                                                  80,470,063

Broadcasting (0.4%)
------------------------------------------------------------------------------------------------------------
        751,000  Comcast Corp. Class A                                                            17,038,313

Building and Construction (0.2%)
------------------------------------------------------------------------------------------------------------
        195,000  Masco Corp.                                                                       9,140,625
          1,600  Terex Corp. Rights expiration date 5/15/00                                           32,000
                                                                                              --------------
                                                                                                   9,172,625

Business Equipment and Services (1.7%)
------------------------------------------------------------------------------------------------------------
        364,000  Deluxe Corp.                                                                     12,125,750
        390,000  Hewlett-Packard Co.                                                              27,324,375
        360,400  Xerox Corp.                                                                      29,642,900
                                                                                              --------------
                                                                                                  69,093,025

Chemicals (3.3%)
------------------------------------------------------------------------------------------------------------
        423,300  Bayer AG ADR (Germany)                                                           17,837,564
        336,000  Dow Chemical Co.                                                                 31,920,000
        180,000  du Pont (E.I.) de Nemours & Co., Ltd.                                            12,048,750
        379,000  Eastman Chemical Co.                                                             22,929,500
        393,500  Hercules, Inc.                                                                   20,904,688
        269,000  PPG Industries, Inc.                                                             17,216,000
        207,000  Witco Chemical Corp.                                                              9,444,375
                                                                                              --------------
                                                                                                 132,300,877

Computer Services and Software (1.8%)
------------------------------------------------------------------------------------------------------------
        256,000  Computer Associates Intl., Inc.                                                  17,424,000
        374,000  IBM Corp.                                                                        39,550,500
        495,000  NCR Corp. +                                                                      15,870,938
                                                                                              --------------
                                                                                                  72,845,438

Conglomerates (1.7%)
------------------------------------------------------------------------------------------------------------
        244,000  General Motors Corp. Class H                                                     14,746,750
        308,000  Temple Inland, Inc.                                                              20,732,250
        531,900  TRW, Inc.                                                                        31,116,150
                                                                                              --------------
                                                                                                  66,595,150

Consumer Durable Goods (0.4%)
------------------------------------------------------------------------------------------------------------
        355,100  Whirlpool Corp.                                                                  17,755,000

Consumer Non Durables (3.1%)
------------------------------------------------------------------------------------------------------------
        307,000  Colgate-Palmolive Co.                                                            23,255,250
        419,100  Gallaher Group PLC (United Kingdom) +                                             7,517,606
        601,200  Kimberly-Clark Corp.                                                             30,473,325
        770,000  Philip Morris Cos., Inc.                                                         34,746,250
        497,800  RJR Nabisco Holdings Corp.                                                       16,334,063
        376,000  Tupperware Corp.                                                                 13,066,000
                                                                                              --------------
                                                                                                 125,392,494

Consumer Products (0.9%)
------------------------------------------------------------------------------------------------------------
        459,100  Fortune Brands, Inc.                                                             16,269,356
        527,000  Lowe's Cos., Inc.                                                                19,828,375
                                                                                              --------------
                                                                                                  36,097,731

Consumer Services (--%)
------------------------------------------------------------------------------------------------------------
            100  AmeriKing, Inc. +                                                                     5,000

Electronics and Electrical Equipment (2.5%)
------------------------------------------------------------------------------------------------------------
          6,100  Eaton Corp.                                                                         550,906
        446,900  Emerson Electric Co.                                                             26,367,100
        240,000  General Electric Co.                                                             16,845,000
        182,000  Intel Corp.                                                                      16,709,875
        325,000  Rockwell International Corp.                                                     21,328,125
      1,040,100  Siebe PLC (United Kingdom)                                                       18,702,562
                                                                                              --------------
                                                                                                 100,503,568
Environmental Control (0.4%)
------------------------------------------------------------------------------------------------------------
        437,000  Browning-Ferris Industries, Inc.                                                 16,169,000

Food and Beverages (3.5%)
------------------------------------------------------------------------------------------------------------
        587,000  Anheuser-Busch Cos., Inc.                                                        25,204,313
        248,000  Dole Food Co.                                                                    10,152,500
        488,250  Flowers Industries, Inc.                                                          8,513,859
        412,000  General Mills, Inc.                                                              28,479,500
        200,000  Nabisco Holdings Corp. Class A                                                    8,500,000
        411,000  PepsiCo, Inc.                                                                    15,746,438
        522,000  Sara Lee Corp.                                                                   22,870,125
         61,000  The Quaker Oats Co.                                                               3,122,438
        772,000  Whitman Corp.                                                                    19,493,000
                                                                                              --------------
                                                                                                 142,082,173

Health Care (0.1%)
------------------------------------------------------------------------------------------------------------
        100,000  United Healthcare Corp.                                                           5,700,000

Insurance and Finance (11.6%)
------------------------------------------------------------------------------------------------------------
        384,000  Ahmanson (H.F.) & Co.                                                            20,424,000
        542,000  American General Corp.                                                           28,861,500
        475,500  AON Corp.                                                                        26,628,000
        919,000  Banc One Corp.                                                                   51,578,875
        324,000  Bank of New York Company, Inc.                                                   15,734,250
        234,290  Bankers Trust New York Corp.                                                     23,707,219
        177,000  Beneficial Corp.                                                                 12,832,500
         42,500  CIGNA Corp.                                                                       8,478,750
         22,100  First Chicago NBD Corp.                                                           1,676,838
        200,000  First Union Corp.                                                                10,143,750
        572,000  Fleet Financial Group, Inc.                                                      38,824,500
         78,200  Household International, Inc.                                                    10,126,900
        264,000  Huntington Bancshares, Inc.                                                       7,524,000
        272,500  KeyCorp                                                                          16,946,094
        277,000  Mercantile Bancorpation, Inc.                                                    19,545,813
        358,000  Morgan (J.P.) & Co., Inc.                                                        41,483,250
        345,000  NationsBank Corp.                                                                24,559,688
        289,000  Norwest Corp.                                                                    18,225,063
         92,400  Old Kent Financial Corp.                                                          5,982,900
        699,400  PNC Bank Corp.                                                                   31,997,550
         84,000  Southtrust Corp.                                                                  3,958,500
        388,500  Synovus Financial Corp.                                                          10,950,844
        716,000  USF&G Corp.                                                                      17,586,750
        329,000  Wachovia Corp.                                                                   21,220,500
                                                                                              --------------
                                                                                                 468,998,034

Medical Supplies and Devices (0.9%)
------------------------------------------------------------------------------------------------------------
        616,400  Baxter International, Inc.                                                       35,635,625

Metals and Mining (0.7%)
------------------------------------------------------------------------------------------------------------
        116,000  Aluminum Co. of America                                                          10,266,000
         55,800  Carpenter Technology Corp.                                                        2,650,500
        527,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                 14,360,750
                                                                                              --------------
                                                                                                  27,277,250

Oil and Gas (6.6%)
------------------------------------------------------------------------------------------------------------
        354,000  Amoco Corp.                                                                      33,276,000
        300,000  Atlantic Richfield Co.                                                           22,443,750
        264,000  British Petroleum PLC ADR (United Kingdom)                                       21,763,500
        500,900  Elf Aquitane ADR (France)                                                        28,676,525
         44,000  Ente Nazionale Idrocarburi S.P.A. (ENI) ADR (Italy)                               2,587,750
        708,000  Exxon Corp.                                                                      45,489,000
        145,000  Kerr-McGee Corp.                                                                  9,080,625
        615,000  Mobil Corp.                                                                      47,047,500
        757,000  Occidental Petroleum Corp.                                                       18,972,313
        150,000  Sonat, Inc.                                                                       7,481,250
        570,000  Total Corp. ADR (France)                                                         28,749,375
                                                                                              --------------
                                                                                                 265,567,588

Packaging and Containers (0.6%)
------------------------------------------------------------------------------------------------------------
        493,700  Crown Cork & Seal Co., Inc.                                                      24,962,706

Paper and Forest Products (1.8%)
------------------------------------------------------------------------------------------------------------
        224,000  Chesapeake Corp.                                                                  7,560,000
         90,000  International Paper Co.                                                           5,040,000
        215,000  Rayonier, Inc.                                                                   10,037,813
        798,000  Weyerhaeuser Co.                                                                 49,675,500
                                                                                              --------------
                                                                                                  72,313,313

Pharmaceuticals (3.2%)
------------------------------------------------------------------------------------------------------------
        284,000  American Home Products Corp.                                                     23,412,250
        407,000  Bristol-Myers Squibb Co.                                                         31,924,063
        413,100  Glaxo Wellcome PLC ADR (United Kingdom) +                                        17,556,750
        132,000  Merck & Co., Inc.                                                                13,719,750
      1,077,370  Pharmacia & Upjohn, Inc.                                                         40,670,718
                                                                                              --------------
                                                                                                 127,283,531

Photography (0.8%)
------------------------------------------------------------------------------------------------------------
        280,000  Eastman Kodak Co.                                                                18,760,000
        259,000  Polaroid Corp.                                                                   15,410,500
                                                                                              --------------
                                                                                                  34,170,500

Publishing (0.8%)
------------------------------------------------------------------------------------------------------------
        467,000  McGraw-Hill, Inc.                                                                31,668,438

REITs (Real Estate Investment Trusts) (0.8%)
------------------------------------------------------------------------------------------------------------
       441,000   Beacon Properties Corp.                                                          16,151,625
       132,500   Duke Realty Investments, Inc.                                                     5,887,969
       206,700   Equity Residential Properties Trust                                              10,425,431
                                                                                              --------------
                                                                                                  32,465,025

Retail (1.0%)
------------------------------------------------------------------------------------------------------------
        150,000  Circuit City Stores, Inc.                                                         5,437,500
        708,000  K mart Corp.                                                                      8,407,500
        442,000  Sears, Roebuck & Co.                                                             27,984,125
                                                                                              --------------
                                                                                                  41,829,125

Transportation (3.1%)
------------------------------------------------------------------------------------------------------------
        177,000  Burlington Northern Santa Fe Corp. +                                             17,091,563
        437,000  CSX Corp.                                                                        26,984,750
        332,000  Delta Air Lines, Inc.                                                            29,506,500
        103,000  Norfolk Southern Corp.                                                           11,407,250
        556,800  Ryder System, Inc.                                                               19,940,400
        299,000  Union Pacific Corp.                                                              21,434,563
                                                                                              --------------
                                                                                                 126,365,026

Utilities (7.3%)
------------------------------------------------------------------------------------------------------------
        447,000  American Telephone & Telegraph Co.                                               16,455,188
        442,000  Ameritech Corp.                                                                  29,807,375
        208,000  Baltimore Gas & Electric Co.                                                      5,785,000
        334,000  Bell Atlantic Corp.                                                              24,235,875
        505,000  BellSouth Corp.                                                                  23,924,375
        134,400  Carolina Power & Light Co.                                                        4,788,000
        213,265  CINergy Corp.                                                                     7,171,036
        168,000  Dominion Resources, Inc.                                                          6,174,000
        540,999  Duke Power Co.                                                                   27,421,897
        409,000  NYNEX Corp.                                                                      22,673,938
        258,000  OGE Energy Corp.                                                                 11,803,500
        622,000  Pacific Enterprises                                                              20,798,125
        331,600  Potomac Electric Power Co.                                                        7,398,825
        793,201  SBC Communications, Inc.                                                         46,947,584
        774,000  Sprint Corp.                                                                     38,313,000
                                                                                              --------------
                                                                                                 293,697,718
                                                                                              --------------
                 Total Common Stocks (cost $1,991,125,704)                                    $2,609,994,619

CORPORATE BONDS AND NOTES (12.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.1%)
------------------------------------------------------------------------------------------------------------
$       150,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                            $      163,500
        870,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                   930,900
         45,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                    47,588
        850,000  Outdoor Systems, Inc. 144A sr. sub. notes 8 7/8s, 2007                              875,500
        550,000  Universal Outdoor, Inc sr. sub. notes Ser. B, 9 3/4s, 2006                          572,000
        300,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                 321,375
                                                                                              --------------
                                                                                                   2,910,863
Aerospace and Defense (--%)
------------------------------------------------------------------------------------------------------------
        350,000  BE Aerospace sr. notes 9 3/4s, 2003                                                 367,500
         70,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                     74,375
        210,000  Howmet Corp. sr. sub. notes 10s, 2003                                               228,900
         60,000  L-3 Communications Corp. 144A sr. sub. notes 10 3/8s, 2007                           64,350
        105,000  Sequa Corp. bonds 8 3/4s, 2001                                                      106,050
        115,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                  119,313
         80,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                             82,600
        180,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                            194,175
                                                                                              --------------
                                                                                                   1,237,263

Agriculture (0.1%)
------------------------------------------------------------------------------------------------------------
        300,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                              311,250
      4,120,000  Potash Corp. Saskatchewan notes 7 1/8s, 2007 (Canada)                             4,240,634
        255,739  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]             283,871
                                                                                              --------------
                                                                                                   4,835,755

Apparel (--%)
------------------------------------------------------------------------------------------------------------
         35,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                          35,875

Automotive (0.1%)
------------------------------------------------------------------------------------------------------------
        111,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                               123,765
         40,000  Cambridge Industries, Inc. 144A sr. sub. notes 10 1/4s, 2007                         41,700
      2,630,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                           2,739,145
        115,000  Harvard Industries, Inc. sr. notes 11 1/8s, 2005+                                    42,550
         70,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                   73,150
        840,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                   9 1/8s, 2007                                                                      858,900
        300,000  Lear Corp. sub. notes 9 1/2s, 2006                                                  328,500
         95,000  Safety Component International, Inc. 144A sr. sub. notes
                   10 1/8s, 2007                                                                      96,900
         30,000  Titan Wheel International Inc. sr. sub. notes 8 3/4s, 2007                           31,275
                                                                                              --------------
                                                                                                   4,335,885

Banks (2.0%)
------------------------------------------------------------------------------------------------------------
      2,620,000  Abbey National First Capital PLC sub. notes 7.35s, 2049
                   (United Kingdom)                                                                2,711,019
      7,225,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                    7,201,302
      5,950,000  Advanta National Bank sr. notes 7.02s, 2001                                       5,915,788
        145,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                               146,088
      3,225,000  Den Danske Bank 144A sub. notes 6.55s, 2003 (Denmark)                             3,233,804
         40,000  Dime Capital Trust I bank guarantyd Ser. A, 9.33s, 2027                              43,871
        595,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                              658,963
      4,015,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                      4,296,211
      4,130,000  Greenpoint Bank sr. notes 6.7s, 2002                                              4,194,531
      1,920,000  Greenpoint Capital Trust I 144A company guaranty 9.1s, 2027                       2,042,880
      8,895,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                8,751,613
        140,000  North Fork Capital Trust I company guaranty 8.7s, 2026                              148,800
          5,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            5,563
      4,645,000  Peoples Bank Bridgeport sub. notes 7.2s, 2006                                     4,750,952
      1,685,000  Peoples Heritage Capital Trust company guaranty
                   Ser. B, 9.06s, 2027                                                             1,802,950
         90,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                          93,852
      3,750,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                       3,909,375
      4,865,000  Societe Generale 144A notes 7.85s, 2049 (France)                                  5,152,522
        200,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                              211,738
      4,855,000  Sparbanken Sverige AB (Swedbank) 144A
                   sub. 7 1/2s, 2006 (Sweden)                                                      5,027,353
      3,915,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                           3,961,080
      2,000,000  State Development Bank of China deb. 12 1/2s, 1999 (China)                        2,237,000
      3,100,000  State Development Bank of China notes 7 3/8s, 2007 (China)                        3,207,198
      2,195,000  State Street Institution 144A company guaranty 7.94s, 2026                        2,299,306
      4,450,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    4,882,095
      5,090,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                    5,194,345
                                                                                              --------------
                                                                                                  82,080,199

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
         90,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                        95,400
        175,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                              191,625
         90,000  Inter-City Products sr. notes 9 3/4s, 2000                                           92,475
         60,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                            63,248
         30,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                                  30,975
         15,000  W. R. Carpenter 144A sr. sub. notes 10 5/8s, 2007                                    15,300
                                                                                              --------------
                                                                                                     489,023

Broadcasting (0.2%)
------------------------------------------------------------------------------------------------------------
         50,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                                 53,750
        585,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                    625,950
         10,000  Allbritton Communications Co. sr. sub. deb. 11 1/2s, 2004                            10,500
        290,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                 307,400
        275,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2006 ++                                                173,250
        185,000  Chancellor Radio Broadcasting Corp. sr. sub. notes 9 3/8s, 2004                     193,788
         80,000  Citadel Broadcasting Co. 144A sr. sub. notes 10 1/4s, 2007                           86,400
        300,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                   (13 1/4s, 5/1/98), 2003 ++                                                        327,000
         50,000  Granite Broadcasting Corp. sr. sub. deb. 12 3/4s, 2002                               53,375
         45,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                       48,150
        115,000  Heritage Media Services Corp. sr. sub. notes 8 3/4s, 2006                           122,475
        225,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                             245,813
        100,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                            107,500
        925,000  Jacor Communications, Inc. 144A company guaranty
                   8 3/4s, 2007                                                                      952,750
        220,000  Paxson Communications Corp. 144A sr. sub. notes
                   11 5/8s, 2002                                                                     240,350
        250,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                          277,500
         35,000  Radio One Inc. 144A sr. sub. notes stepped-coupon 7s,
                   (12s, 5/1/00), 2004 ++                                                             32,725
        260,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                         291,200
        200,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                                209,500
        700,000  Sinclair Broadcasting Group, Inc. 144A sr. sub. notes 9s, 2007                      696,500
        100,000  Spanish Broadcasting Systems 144A sr. notes 11s, 2004                               107,000
        700,000  Spanish Broadcasting Systems stepped-coupon 7 1/2s, 2002                            791,000
        280,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                  294,000
         85,000  TV Azteca SA De Cv 144A sr. notes 10 1/2s, 2007 (Mexico)                             90,525
                                                                                              --------------
                                                                                                   6,338,401

Building and Construction (0.1%)
------------------------------------------------------------------------------------------------------------
        175,000  Atrium Companies, Inc. sub. notes 10 1/2s, 2006                                     182,438
         60,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                              62,550
        115,000  Congoleum Corp. sr. notes 9s, 2001                                                  118,450
         95,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                  99,513
      3,300,000  Guangdong Enterprises 144A sr. notes
                   8 7/8s, 2007 (China)                                                            3,483,546
        205,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                         233,700
         90,000  Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                                      91,575
                                                                                              --------------
                                                                                                   4,271,772

Business Equipment and Services (0.1%)
------------------------------------------------------------------------------------------------------------
        115,000  Aramark Corp. sub. notes 8 1/2s, 2003                                               117,875
      1,860,000  Boise Cascade Corp. deb. 7.35s, 2016                                              1,859,033
         40,000  Coleman Escrow Corp. 144A sr. disc. notes zero %, 2001                               23,600
        170,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                         170,425
         60,000  Iron Mountain, Inc. med. term notes company guaranty
                   10 1/8s, 2006                                                                      65,100
         45,000  Loomis Fargo & Co. company guaranty 10s, 2004                                        45,225
        100,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                        111,500
        149,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                     166,135
         45,000  Williams Scoutman, Inc. 144A sr.notes 9 7/8s, 2007                                   45,450
                                                                                              --------------
                                                                                                   2,604,343

Cable Television (0.3%)
------------------------------------------------------------------------------------------------------------
        100,000  Adelphia Communications Corp. sr. notes Ser. B, 10 1/4s, 2000                       102,500
        250,000  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]               237,500
         10,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                 10,550
        100,000  Cablevision Systems Corp. sr. sub. notes 9 1/4s, 2005                               104,500
        355,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                 371,863
        605,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                           646,594
        250,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                           265,938
        240,000  Comcast Corp. sr. sub. 9 1/8s, 2006                                                 255,600
      4,825,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                               5,647,566
         10,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                                 8,275
        350,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               243,250
        470,000  Diamond Cable Communication Co. 144A sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                               279,650
        150,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                                  66,375
      1,010,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                        722,150
        390,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                  425,100
        100,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                       107,375
        690,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                 696,900
        500,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                      545,000
        215,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/1/99), 2004 ++                                          191,350
        100,000  Rogers Cablesystems Ltd. notes 11s, 2015                                            113,750
          5,000  Rogers Cablesystems Ltd. deb. 10 1/8s, 2012                                           5,425
        225,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                                248,625
         50,000  Wireless One, Inc. sr. notes 13s, 2003                                               32,750
                                                                                              --------------
                                                                                                  11,328,586

Cellular Communications (--%)
------------------------------------------------------------------------------------------------------------
         80,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                            77,400

Chemicals (0.3%)
------------------------------------------------------------------------------------------------------------
         80,000  Freedom Chemicals, Inc. sr. sub. notes 10 5/8s, 2006                                 82,900
        220,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                        235,400
        275,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                                 283,938
      1,640,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                     1,813,414
      3,380,000  Millennium America, Inc. company guaranty 7 5/8s, 2026                            3,456,523
        150,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                          145,125
      3,775,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds
                   7.7s, 2006 (Chile)                                                              3,992,063
        135,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/15/01), 2008 ++                                          92,475
        130,000  Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                       140,400
        100,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                       101,125
        125,000  Union Carbide Global Enterprises sr. sub. notes
                   Ser. B, 12s, 2005                                                                 142,969
                                                                                              --------------
                                                                                                  10,486,332

Computer Services and Software (--%)
------------------------------------------------------------------------------------------------------------
        225,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                   198,000
         60,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                        61,500
                                                                                              --------------
                                                                                                     259,500

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
         30,000  Cia Latino Americana 144A company guaranty
                   11 5/8s, 2004 (Argentina)                                                          31,875
        390,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes
                   13s, 1999                                                                         391,463
                                                                                              --------------
                                                                                                     423,338

Consumer Durable Goods (--%)
------------------------------------------------------------------------------------------------------------
        150,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                             130,500
        165,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                           180,675
                                                                                              --------------
                                                                                                     311,175

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
        220,000  Coty Inc. Gtd. sr. sub. notes 10 1/4s, 2005                                         237,600
         75,000  E&S Holdings Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                              77,625
         35,000  Foamex (L.P.) 144A sr. sub. notes 9 7/8s, 2007                                       35,525
        245,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                       253,575
                                                                                              --------------
                                                                                                     604,325

Consumer Products (0.2%)
------------------------------------------------------------------------------------------------------------
         40,000  Hedstrom Corp. 144A sr. sub. notes 10s, 2007                                         40,700
      1,155,000  Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                        1,204,145
        200,000  Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                            143,000
      5,225,000  Sampoerna International Finance Co. 144A
                   company guaranty 8 3/8s, 2006 (Indonesia)                                       5,511,905
                                                                                              --------------
                                                                                                   6,899,750

Consumer Related (--%)
------------------------------------------------------------------------------------------------------------
         35,000  French Fragrances, Inc. sr. notes Ser. B., 10 3/8s, 2007                             36,269

Consumer Services (0.1%)
------------------------------------------------------------------------------------------------------------
        420,000  AMC Entertainment, Inc. 144A sr. sub. notes 9 1/2s, 2009                            430,500
         70,000  AmeriKing, Inc. sr. notes 10 3/4s, 2006                                              74,200
        450,000  Boyd Gaming Corp. 144A sr. sub. notes 9 1/2s, 2007                                  452,250
        248,750  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                      276,113
        425,000  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]               444,125
        120,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 128,400
        140,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                           148,400
                                                                                              --------------
                                                                                                   1,953,988

Electronics and Electrical Equipment (--%)
------------------------------------------------------------------------------------------------------------
        110,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                   (Canada)                                                                          119,488
        126,766  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    129,144
        134,534  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                               137,057
        120,000  Dobson Communications Corp. 144A 11 3/4s, 2007                                      115,800
        110,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   11.74s, 2008 [2 DBL. DAGGERS]                                                     114,950
        120,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   10 1/8s, 2007                                                                     127,200
         45,000  HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007                               47,700
        200,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero %, (11 1/2s, 8/15/00) 2003
                   (Canada) ++                                                                       128,000
        190,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                              201,400
        100,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                    104,125
         25,000  Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                                      25,750
                                                                                              --------------
                                                                                                   1,250,614

Energy-Related (0.1%)
------------------------------------------------------------------------------------------------------------
        135,000  AES Corp. 144A sr. sub. notes 8 3/8s, 2007                                          137,471
        175,000  Panda Global Energy Co. 144A sr. notes 12 1/2s, 2004                                171,500
      3,350,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                             3,479,813
                                                                                              --------------
                                                                                                   3,788,784

Entertainment (1.0%)
------------------------------------------------------------------------------------------------------------
        145,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                       170,738
        125,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           123,438
        450,000  Aztar Corp. sr. sub. notes 11s, 2002                                                464,625
         75,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                         79,500
        400,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                               409,000
        725,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                      744,938
        350,000  Coast Hotels & Casinos, Inc. 1st. Mtge. company
                   guaranty Ser. B, 13s, 2002                                                        392,000
        220,000  Empress River Casino sr. notes 10 3/4s, 2002                                        236,500
        400,000  Harvey Casino Resorts, sr. sub. notes, 10 5/8s, 2006                                436,000
        150,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                      161,250
        435,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                            432,825
        510,000  Mohegan Tribal Gaming sr. secd. notes Ser. B, 13 1/2s, 2002                         673,200
     14,965,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                    15,085,618
      7,515,000  News America Holdings, Inc. deb. 7.7s, 2025                                       7,613,597
        125,000  Players International, Inc. sr. notes 10 7/8s, 2005                                 131,875
        210,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                     234,150
        390,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           315,900
        225,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                              259,313
        840,000  Six Flags Corp. sr. sub. notes stepped-coupon
                   zero % (12 1/4s, 6/15/98), 2005 ++                                                867,300
        650,000  Sun International Hotels Ltd. company guaranty 9s, 2007                             672,750
      2,670,000  Time Warner Entertainment, Inc. notes 8 7/8s, 2012                                3,081,767
      7,420,000  Time Warner Entertainment, Inc. deb. 7 1/4s, 2008                                 7,626,053
        400,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  400,500
      1,000,000  Viacom International, Inc. sub. deb. 8s, 2006                                       980,000
                                                                                              --------------
                                                                                                  41,592,837

Environmental Control (--%)
------------------------------------------------------------------------------------------------------------
        160,000  Allied Waste Industries, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                                    105,200

Food and Beverages (0.1%)
------------------------------------------------------------------------------------------------------------
         65,000  Ameriserve Food Co. 144A sr. sub. notes 10 1/8s, 2007                                67,438
         50,000  Aurora Foods, Inc. 144A sr. sub notes Ser. C, 9 7/8s, 2007                           51,625
        145,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                            146,450
        325,000  Chiquita Brands sr. notes 9 5/8s, 2004                                              348,438
         45,000  Del Monte Corp. 144A sr. sub. notes 12 1/4s, 2007                                    49,331
        135,000  Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004                           138,713
        255,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                            272,850
         40,000  Marsh Supermarkets, Inc. 144A sr. sub. notes 8 7/8s, 2007                            40,500
      2,335,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                              2,473,886
        150,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                             168,000
        170,000  Stater Brothers sr. notes 11s, 2001                                                 185,300
        670,000  Stater Brothers 144A sr. sub. notes 9s, 2004                                        688,425
         20,000  Windy Hill Pet Food Co. 144A sr.sub.notes 9 3/4s, 2007                               20,600
                                                                                              --------------
                                                                                                   4,651,556
Health Care (0.2%)
------------------------------------------------------------------------------------------------------------
      2,320,000  Columbia Healthcare Corp. deb. 8.36s, 2024                                        2,673,058
        280,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           290,500
        265,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                              274,938
        425,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/2s, 2007                   450,500
        170,000  Magellan Health Services, Inc. sr. sub. deb. Ser. A, 11 1/4s, 2004                  189,550
        260,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                  286,000
        175,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                      176,750
        155,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                          160,038
      1,200,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                1,254,000
      3,825,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                         3,958,875
                                                                                              --------------
                                                                                                   9,714,209

Insurance and Finance (2.0%)
------------------------------------------------------------------------------------------------------------
        105,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        108,675
      3,720,000  AFC Capital Trust I 144A bonds 8.207s, 2027                                       4,037,688
         10,000  AIM Management Group sr. secd. notes 9s, 2003                                        10,514
      1,990,000  Allstate Financing II company guaranty 7.83s, 2045                                2,026,795
      1,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                           1,858,335
         90,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                 94,247
      4,740,000  Conseco Inc. sr. notes 10 1/2s, 2004                                              5,710,325
         80,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                         80,200
         90,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                          96,300
        120,000  Espirto Santo Centrais 144A sr. notes 10s, 2007
                   (Luxembourg)                                                                      123,000
      7,250,000  Executive Risk Capital Trust company guaranty
                   Ser. B, 8.675s, 2027                                                            7,603,220
      1,880,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                             1,957,888
      2,855,000  Ford Motor Credit Corp. notes 8.2s, 2002                                          3,064,414
        510,000  Indah Kiat Financial Mauritius 144A
                   10s, 2007 (Indonesia)                                                             505,538
         75,000  Imperial Credit Capital Trust I 144A company
                   guaranty 10 1/4s, 2002                                                             75,188
        100,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                              99,250
        150,000  Intertek Finance PLC 144A sr. sub. notes
                   10 1/4s, 2006 (United Kingdom)                                                    156,750
        205,000  Investors Capital Trust I 144A company guaranty 9.77s, 2027                         219,350
      6,225,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                             6,247,784
      3,775,000  Markel Capital Trust I 144A company guaranty 8.71s, 2046                          4,018,016
      6,445,000  Money Store, Inc. notes 8.05s, 2002                                               6,688,879
      2,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                        2,217,760
         40,000  Pacalta Resources Ltd. 144A sr. notes 10 3/4s, 2004                                  40,400
      4,825,000  Phoenix Home Life Mutual Insurance Co.
                   144A notes 6.95s, 2006                                                          4,863,600
        125,000  Phoenix Re Corp. sr. notes 9 3/4s, 2003                                             133,750
         35,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                             35,175
        150,000  Polytama International notes 11 1/4s, 2007                                          151,125
        185,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                    191,475
        345,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                            363,975
      6,350,000  Salomon, Inc. sr. notes 7.3s, 2002                                                6,533,833
      2,905,000  Sears Roebuck Co. med. term notes 8.99s, 2012                                     3,484,141
      3,195,000  Southern Investments Service Co. sr. notes
                   6.8s, 2006 (United Kingdom)                                                     3,213,691
      8,015,000  TIG Capital Trust I 144A bonds 8.597s, 2027                                       8,533,170
      4,745,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                             4,989,035
        130,000  Vicap SA. 144A company guaranty
                   10 1/4s, 2002 (Mexico)                                                            135,525
                                                                                              --------------
                                                                                                  79,669,011

Lodging (--%)
------------------------------------------------------------------------------------------------------------
        167,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                  168,670
        155,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                     165,850
         90,000  Prime Hospitality Corp. 1st mtge. 9 1/4s, 2006                                       94,950
                                                                                              --------------
                                                                                                     429,470

Medical Supplies and Devices (--%)
------------------------------------------------------------------------------------------------------------
        150,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                       169,125
        175,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                             195,125
        180,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                   10 3/4s, 2000                                                                     182,700
                                                                                              --------------
                                                                                                     546,950

Metals and Mining (0.2%)
------------------------------------------------------------------------------------------------------------
        180,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                               189,900
         40,000  Altos Hornos De Mexico 144A bonds 11 7/8s, 2004 (Mexico)                             43,600
        100,000  Continental Global Group 144A sr. notes Ser. A, 11s, 2007                           106,000
         20,000  Echo Bay Mines jr. sub. deb. 11s, 2027 (Canada)                                      18,600
         10,000  Ispat Mexicana, S.A. 144A bonds 10 3/8s, 2001 (Brazil)                               10,575
         20,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                              21,200
      3,765,000  Noranda, Inc. notes 7s, 2005 (Canada)                                             3,807,507
      3,870,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                          4,256,807
        110,000  Royal Oak Mines, Inc. company guaranty Ser. B,
                   11s, 2006 (Canada)                                                                 99,275
        250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                           271,250
         15,000  Wells Aluminum 144A notes 10 1/8s, 2005                                              15,675
                                                                                              --------------
                                                                                                   8,840,389

Motion Picture Distribution (--%)
------------------------------------------------------------------------------------------------------------
        715,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                 773,988
        140,000  Cobb Theatres LLC company guaranty 10 5/8s, 2003                                    154,700
        100,000  United Artists notes 11 1/2s, 2002                                                  104,500
                                                                                              --------------
                                                                                                   1,033,188

Oil and Gas (0.8%)
------------------------------------------------------------------------------------------------------------
        145,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                        158,775
        100,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        110,250
        100,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                     106,250
        700,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                      707,000
         95,000  CIA Naviera Perez Companc S.A. 144A bonds
                   9s, 2004 (Argentina)                                                               95,178
         10,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                        10,400
         60,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                            60,300
      2,440,000  El Paso Natural Gas Co. deb. 7 1/2s, 2026                                         2,561,488
        575,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                    612,375
          5,000  Forcenergy, Inc. sr. sub. notes Ser. B, 8 1/2s, 2007                                  4,975
        875,000  Gulf Canada Resources Ltd. sr. sub. notes
                   9 5/8s, 2005 (Canada)                                                             951,563
      3,205,000  Gulf Canada Resources, Ltd. sr. notes
                   8.35s, 2006 (Canada)                                                            3,429,350
         70,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B,
                   10 3/8s, 2006                                                                      73,675
        255,000  Maxus Energy Corp. global notes 9 7/8s, 2002                                        269,025
         55,000  Maxus Energy Corp. med. term notes 10.83s, 2004                                      63,368
        125,000  Maxus Energy Corp. notes 9 1/2s, 2003                                               131,400
         10,000  Maxus Energy Corp. notes 9 3/8s, 2003                                                10,725
        150,000  Ocean Energy, Inc. 144A sr. sub. notes 8 7/8s, 2007                                 153,375
        155,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                165,850
      2,720,000  Petro Geo-Services AS ADR notes
                   7 1/2s, 2007 (Norway)                                                           2,834,621
      3,000,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                           3,759,810
      3,065,000  Petroliam Nasional Berhad 144A notes
                   7 5/8s, 2026 (Malaysia)                                                         3,227,813
     10,675,000  Petroliam Nasional Berhad 144A notes
                   7 1/8s, 2005 (Malaysia)                                                        11,044,675
        200,000  Petsec Energy, Inc. 144A sr. sud. notes 9 1/2s, 2007                                202,000
         15,000  Pogo Producing Co. 144A notes 8 3/4s, 2007                                           15,375
         55,000  Pride Petroleum Services, Inc. 9 3/8s, 2007                                          58,575
        975,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                         1,016,438
         40,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                         40,050
          5,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                5,325
        440,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                   440,000
      1,160,000  Transamerican Energy 144A sr. disc. notes stepped-coupon
                   zero % (13s, 6/15/00), 2002 ++                                                    904,800
        425,000  TransTexas Gas Corp. sr. sub. notes
                   13 3/4s, 2003                                                                     482,375
        185,000  Trico Marine Services, Inc. 144A sr. notes 8 1/2s, 2005                             187,081
         35,000  Wiser Oil Co. 144A sr. sub. notes 9 1/2s, 2007                                       35,175
                                                                                              --------------
                                                                                                  33,929,435

Packaging and Containers (--%)
------------------------------------------------------------------------------------------------------------
        130,000  Innova S. De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                             137,800
        110,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                   119,075
        115,000  Owens Illinois, Inc. sr. sub. notes 9 3/4s, 2004                                    120,750
         90,000  Radnor Holdings, Inc. sr.notes 10s, 2003                                             92,700
        155,000  Riverwood International Corp. company guaranty
                   10 7/8s, 2008                                                                     147,638
        450,000  Riverwood International Corp. company guaranty
                   10 1/4s, 2006                                                                     451,125
         90,000  US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                                  94,950
                                                                                              --------------
                                                                                                   1,164,038
Paper and Forest Products (--%)
------------------------------------------------------------------------------------------------------------
        135,000  APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                                     146,813
        600,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                             657,000
        225,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                             240,750
        500,000  PT Pabrik Kertas Tjiwi Kimia 144A company
                   guaranty 10s, 2004 (Indonesia)                                                    504,375
        145,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                137,750
                                                                                              --------------
                                                                                                   1,686,688

Publishing (--%)
------------------------------------------------------------------------------------------------------------
        170,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                         187,000
         65,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                       67,763
         65,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                       67,275
         35,000  Sun Media Corp. 144A sr. sub. notes 9 1/2s, 2007 (Canada)                            35,963
         40,000  Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                             42,300
                                                                                              --------------
                                                                                                     400,301

REITs (Real Estate Investment Trust) (0.7%)
------------------------------------------------------------------------------------------------------------
      5,500,000  First Industrial Realty Trust, Inc. notes 7.6s, 2007                              5,772,525
      1,685,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006                       1,645,992
        880,000  HMH Properties, Inc. 144A sr. notes 8 7/8s, 2007 (Canada)                           913,000
     10,015,000  National Health Investors, Inc. bonds 7.3s, 8/1/07                               10,259,116
      7,695,000  Omega Healthcare Investors, Inc. notes, 6.95s, 2007                               7,672,685
      3,050,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                                      3,187,372
        120,000  Tanger Properties (L.P.) gtd. notes 8 3/4s, 2001                                    124,644
                                                                                              --------------
                                                                                                  29,575,334

Retail (0.5%)
------------------------------------------------------------------------------------------------------------
        185,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                             197,025
     13,685,000  Federated Department Stores sr. notes 8 1/2s, 2003                               14,968,790
        130,000  Johns Manville International Group sr. notes 10 7/8s, 2004                          145,763
        150,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          156,000
         85,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                                87,550
        155,000  Ralphs Grocery Co. company guaranty 10.45s, 2004                                    170,500
      2,000,000  Sears, Roebuck & Co. med. term notes 9.1s, 2012                                   2,418,720
         40,000  Shoppers Food Warehouse 144A sr. notes 9 3/4s, 2004                                  41,200
        455,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                                 390,163
        240,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                           193,200
         60,000  Specialty Retailers 144A company guaranty 8 1/2s, 2005                               60,600
         85,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                     92,225
                                                                                              --------------
                                                                                                  18,921,736

Satellite Services (--%)
------------------------------------------------------------------------------------------------------------
        250,000  Capstar Broadcasting 144A sr. sub. notes 9 1/4s, 2007                               256,875
        190,000  Capstar Broadcasting 144A sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                                 127,300
        140,000  Echostar DBS Corp. 144A company guaranty 12 1/2s, 2002                              142,100
         95,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                        98,325
        500,000  Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                     505,000
                                                                                              --------------
                                                                                                   1,129,600
Specialty Consumer Products (--%)
------------------------------------------------------------------------------------------------------------
        125,000  Genesco, Inc. sr. notes 10 3/8s, 2003                                               130,000
        220,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                          242,000
        320,000  Sassco Fashions Ltd. 144A notes 12 3/4s, 2004                                       339,200
                                                                                              --------------
                                                                                                     711,200

Telecommunications (0.7%)
------------------------------------------------------------------------------------------------------------
         90,000  America Communication Services, Inc. 144A
                   sr. notes 13 3/4s, 2007                                                            95,400
        100,000  Arch Communications Group sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/15/01), 2008 ++                                          60,000
        125,000  Brooks Fiber Properties, Inc. 144A sr. notes 10s, 2007                              132,500
        250,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                         211,250
        440,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                    444,400
        150,000  Comcast Cellular 144A sr. notes 9 1/2s, 2007                                        156,375
         40,000  Consorcio Ecuatoriano 144A notes 14s, 2002 (Ecuador)                                 43,300
        105,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     117,075
        105,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                     113,085
         50,000  Grupo Iusacell S.A. 144A sr. notes 10s, 2004 (Mexico)                                51,313
        300,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                            196,500
        210,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 2/1/01), 2006 ++                                                            141,488
        185,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (12 1/2s, 5/15/01), 2006 ++                                         137,825
      1,525,000  Intermedia Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11 1/4s, 7/15/02), 2007 ++                                 976,000
        370,000  Iridium LLC/Capital Corp. 144A sr. notes 14s, 2005                                  371,850
      8,200,000  LCI International, Inc. sr. notes 7 1/4s, 6/15/07                                 8,390,240
        195,000  McLeod, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                                 129,675
        209,184  MFS Communications sr. disc. notes stepped-
                   coupon zero % (9 3/8s, 1/15/99), 2004 ++                                          227,287
        110,686  MFS Communications sr. disc. notes stepped-coupon
                   zero %, (8 7/8s, 1/1/01), 2006 ++                                                 120,703
        600,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/00), 2006
                   (Luxembourg) ++                                                                   451,500
        205,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             223,450
        750,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (11 1/2s, 9/1/98), 2003 ++                                          690,000
      1,100,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (9 3/4s, 2/15/99), 2004 ++                                          902,000
        425,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                             412,250
        215,000  Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                            221,450
        130,000  Pratama Datakom Asia BV 144A company guaranty
                   12 3/4s, 2005 (Indonesia)                                                         129,675
        400,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                  424,000
        100,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                            112,250
        340,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                  259,250
      9,645,000  WorldCom, Inc. notes 7 3/4s, 2007                                                10,219,649
                                                                                              --------------
                                                                                                  26,161,740
Textiles (--%)
------------------------------------------------------------------------------------------------------------
         50,000  Glenoit Corp. 144A sr. sub. notes 11s, 2007                                          53,000
        105,000  Polymer Group, Inc. 144A sr. sub. notes 9s, 2007                                    107,888
        200,000  Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                         226,750
        150,000  Tultex Corp. sr. notes 10 5/8s, 2005                                                164,438
                                                                                              --------------
                                                                                                     552,076

Transportation (0.7%)
------------------------------------------------------------------------------------------------------------
         55,000  Atlantic Express, Inc. 144A company guaranty 10 3/4s, 2004                           58,025
         75,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                              79,875
      4,275,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                   4,196,682
         25,000  Chemical Leaman Corp. 144A sr. notes 10 3/8s, 2005                                   25,875
         55,000  Coach USA, Inc. company guaranty 9 3/8s, 2007                                        55,275
        190,000  Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                   168,150
      2,105,000  Continental Airlines, Inc. 144A bonds 7.42s, 2008                                 2,167,140
      5,005,000  CSX Corp. 144A deb. 7.95s, 2027                                                   5,493,088
        430,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                   9 1/4s, 2003 (Greece)                                                             435,375
        150,000  International Shipholding Corp. sr. notes 9s, 2003                                  153,375
      4,010,000  Norfolk Southern Corp. bonds 7.8s, 2027                                           4,373,747
      6,325,000  Norfolk Southern Corp. bonds 7.05s, 2037                                          6,641,250
      2,000,000  Southwest Airlines Co. deb. 7 7/8s, 2007                                          2,176,000
         30,000  TFM SA DE CV 144A company guaranty
                   10 1/4s, 2007 (Mexico)                                                             31,050
        160,000  TFM SA DE CV 144A company guaranty stepped-coupon
                   zero % (11 3/4s, 6/15/02), 2009 ++ (Mexico)                                        98,800
        149,000  Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                   153,470
                                                                                              --------------
                                                                                                  26,307,177

Utilities (2.3%)
------------------------------------------------------------------------------------------------------------
        170,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                            185,300
      2,705,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                 2,730,075
      4,035,000  California Energy Corp. disc. notes 10 1/4s, 2005                                 4,396,899
      2,615,000  Citizens Utilities Co. bonds 7.68s, 2034                                          2,943,261
      2,200,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                           2,265,076
      4,140,000  Connecticut Light & Power Co. 1st mtge. Ser. A,
                   7 7/8s, 2001                                                                    4,227,106
      1,160,000  Edison Mission Energy 144A company guaranty
                   7.33s, 2008                                                                     1,193,512
      4,789,000  EIP Funding-Public Service Co. of New Mexico deb.
                   10 1/4s, 2012                                                                   5,541,352
        110,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                   120,171
      6,040,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                               6,191,846
     10,655,000  Enersis S.A. ADR notes 7.4s, 2016 (Chile)                                        10,859,683
      2,970,000  Enersis S.A. ADR notes 6.6s, 2026 (Chile)                                         2,972,168
        177,000  First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                                   192,296
         88,000  First PV Funding Corp. deb. 10.15s, 2016                                             93,923
      3,265,000  Illinova Corp. sr. notes 7 1/8s, 2004                                             3,331,312
      3,745,000  Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                  3,841,434
        135,000  Long Island Lighting Co. deb. 9s, 2022                                              152,464
      1,524,618  Midland Cogeneration Ventures deb. 10.33s, 2002                                   1,631,341
        255,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                    305,130
        300,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                              300,393
          5,000  Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                                     5,145
         50,000  Niagara Mohawk Power Corp. 1st mtge. 5 7/8s, 2002                                    47,621
      1,133,807  Northeast Utilities System notes Ser. A, 8.58s, 2006                              1,139,363
      3,524,898  Northeast Utilities System notes Ser. B, 8.38s, 2005                              3,526,555
      1,970,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                           2,103,783
      2,400,000  Ras Laffan Natural Gas 144A sec. notes 8.294s, 2014 (Qatar)                       2,635,848
      4,390,000  Ras Laffan Natural Gas 144A sec. notes 7.628s, 2006 (Qatar)                       4,592,335
      3,450,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                      3,715,926
      3,925,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                           4,187,779
      4,100,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                            4,270,519
      5,095,000  Texas Utilities Electric Capital Trust V company guaranty
                   8.175s, 2037                                                                    5,385,007
      5,580,000  US West Capital Funding, Inc. company guaranty 6.95s, 2037                        5,759,509
                                                                                              --------------
                                                                                              $   90,844,132
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $502,520,803)                          $  524,525,707

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (7.8%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
$     2,433,330    8 3/4s, with due dates from May 1, 2009 to June 1, 2009                    $    2,560,302
     65,069,189    8 1/2s, with due dates from June 1, 2026 to June 15, 2027                      67,874,997
     15,481,881    7 1/2s, with due dates from May 1, 2027 to June 1, 2027                        15,757,616
     27,657,846    5 1/2s, with due dates from March 1, 2011 to July 1, 2011                      26,577,257
                 Federal National Mortgage Association
        228,829    11s, with due dates from October 1, 2015 to March 1, 2016                         258,077
        148,020    8 3/4s, July 1, 2009                                                              154,588
     86,378,391    7s, with due dates from February 1, 2024 to June 15, 2027                      86,235,124
     27,820,000    6 1/2s, TBA, September 16, 2027                                                27,285,811
      6,790,000    5.94s, December 12, 2005                                                        6,627,651
                 Government National Mortgage Association
          1,264    15s, September 15, 2011                                                             1,551
      7,175,000    8 1/2s, TBA, September 16, 2027                                                 7,486,664
     42,318,918    7 1/2s, with due dates from September 15, 2005 to
                   February 15, 2027                                                              43,046,401
     34,611,412    7s, with due dates from January 15, 2026 to April 15, 2027                     34,665,418
                                                                                              --------------
                                                                                                 318,531,457

U.S. Treasury Obligations (5.1%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     23,580,000    11 7/8s, November 15, 2003 #                                                   30,779,210
     36,845,000    11 5/8s, November 15, 2004                                                     48,900,316
      1,475,000    11 1/8s, August 15, 2003                                                        1,856,420
      9,959,000    10 3/4s, August 15, 2005                                                       12,903,080
     20,300,000    8 1/8s, August 15, 2019                                                        24,461,500
      8,100,000    6 5/8s, February 15, 2027                                                       8,456,886
                 U.S. Treasury Notes
      5,065,000    6 5/8s, May 15, 2007                                                            5,292,925
     52,395,000    6 3/8s, April 30, 1999                                                         52,968,201
     13,225,000    6 1/4s, February 15, 2007                                                      13,425,491
      6,315,000    6 1/4s, June 30, 2002                                                           6,405,747
                                                                                              --------------
                                                                                                 205,449,776
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $517,040,617)                                                        $  523,981,233

FOREIGN GOVERNMENT BONDS AND NOTES (3.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD  64,565,000  Australia (Government of) bonds Ser. 705,
                   7 1/2s, 2005                                                               $   51,860,325
USD  34,570,000  Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan
                   FRN 2020 +##+++                                                                24,199,000
DEM  43,010,000  Germany (Federal Republic of) bonds
                   Ser. 97, 6 1/2s, 2027                                                          24,274,937
DKK  36,630,000  Denmark (Government of) bonds 8s, 2006                                            5,966,826
USD  13,080,000  Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                                  13,110,738
ZAR  96,377,000  South Africa (Republic of) bonds Ser. 153, 13s, 2010                             19,626,547
GBP   9,960,000  United Kingdom Treasury bonds, 8s, 2021                                          18,507,870
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $154,259,005)                                                        $  157,546,243

BRADY BONDS (1.3%) * [DIAMOND]
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         56,480  Argentina (Republic of) deb. 6 3/4s, 2005                                    $       53,727
     15,023,434  Brazil (Republic of) "C" Bond 8s, 2014 +++                                       12,694,802
     22,595,000  Bulgaria (Republic of) IAB Ser. PDI, 6.688s, 2011                                17,511,125
     21,610,000  Government of Mexico disc. notes Ser. C, 6.82s, 2019                             20,434,956
                                                                                              --------------
                 Total Brady Bonds (cost $48,630,764)                                         $   50,694,610

COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
                 Chase Mortgage Finance Corp.
$     1,822,982    Ser. 93-3, Class B13, 7.461s, 2024                                         $    1,465,791
      2,190,513    Ser. 94-G, Class B13, 7s, 2025                                                  2,117,953
      1,321,161  GE Capital Mortgage Services, Inc. Ser. 94-12, Class B3, 6s, 2009                 1,189,871
                 Housing Securities Inc.
      1,347,139    Ser. 91-B, Class B6, 9s, 2006                                                   1,345,455
      1,361,281    Ser. 93-F, Class F9M2, 7s, 2023                                                 1,316,826
        262,996    Ser. 93-J, Class J4, 6.66s, 2009                                                  246,888
        143,114    Ser. 93-J, Class J5, 6.66s, 2009                                                  118,024
        232,900    Ser. 94-1, Class AB1, 6 1/2s, 2009                                                216,669
                 Prudential Home Mortgage Securities 144A
      2,965,885    Ser. 92-25, Class B3, 8s, 2022 +                                                2,881,079
      3,827,658    Ser. 93-D, Class 2B, 7.108s, 2023                                               3,794,166
      2,030,446    Ser. 93-E, Class 5B, 7.393s, 2023                                               1,513,634
        323,785    Ser. 94-31, Class B3, 8s, 2009                                                    318,220
      1,171,688    Ser. 95-D, Class 5B, 7.54s, 2025                                                  904,031
      4,240,942    Ser. 95-C, Class B1, 7.815s, 2001                                               4,240,942
                 Prudential Home Mortgage Securities
      1,183,219    Ser. 92-13, Class B3, 7 1/2s, 2007                                              1,065,267
      3,476,120    Ser. 94-A, Class 4B, 6.802s, 2024                                               3,319,151
      1,173,176    Ser. 94-D, Class B4, 6.312s, 2009                                               1,036,245
                 Ryland Mortgage Securities Corp.
      1,938,888    Ser. 94-7C, Class B1, 7.358s, 2025                                              1,929,194
      1,369,493    Ser. 94-7C, Class B2, 7.358s, 2025                                              1,409,722
      4,261,005  Securitized Asset Sales, Inc. Ser. 93-J, Class 2B, 6.807s, 2023                   4,080,578
        471,331  Travelers Mortgage Securities Corp. coll. oblig. Ser. 1,
                   Class Z2, 12s, 2014                                                               542,619
                                                                                              --------------
                 Total Collateralized Mortgage Obligations (cost $31,867,521)                 $   35,052,325

CONVERTIBLE PREFERRED STOCKS (0.4%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        421,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                             $   11,498,563
          5,000  Granite Broadcasting $1.938 cv. pfd.                                                297,813
         77,000  K mart Financing I $3.875 cv. pfd.                                                4,196,500
                                                                                              --------------
                 Total Convertible Preferred Stocks (cost $13,824,015)                        $   15,992,876

ASSET-BACKED SECURITIES (0.3%) * (cost $10,472,252)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    10,545,576   Railcar Leasing L.L.C. Ser. 1, Class A1, 6 3/4s, 2006                        $   10,703,760

CONVERTIBLE BONDS AND NOTES (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$       140,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $      138,950
        160,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                      101,800
        100,000  Integrated Device Technology, Inc. cv. sub. notes
                   5 1/2s, 2002                                                                       87,500
         45,000  National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                   48,206
JPY 400,000,000  Toyota Motor Corp. cv. deb. 1.2s, 1998 (Japan)                                    6,329,115
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $4,881,286)                          $    6,705,571

MUNICIPAL BONDS AND NOTES (0.1%) * (cost $5,410,000)
PRINCIPAL AMOUNT                                                              RATING                   VALUE
------------------------------------------------------------------------------------------------------------
$     5,410,000  NJ Econ. Dev. Auth. Rev. Bonds, Ser. A, MBIA,
                   7.425s, 2/15/29                                             Aaa            $    5,780,477

PREFERRED STOCKS (0.1%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
          4,000  AmeriKing, Inc. $3.25 cum. pfd. [2 DBL. DAGGERS]                             $      112,000
          2,522  Cablevision Systems Corp. Ser. M, $11.125 dep. shs. cum. pfd. [2 DBL. DAGGERS]      266,702
         27,755  California Federal Bancorp, Inc. Ser. A, $2.28 pfd.                                 728,569
          1,500  California Federal Bancorp, Inc. Ser. B, $10.625 cum. pfd.                          163,875
            600  Capstar Broadcasting, Inc. 144A $12.00 pfd.                                          63,150
          2,190  Chancellor Radio Broadcasting 144A $12.00 pfd.                                      251,850
          6,155  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                       329,293
          4,806  El Paso Electric Co. $11.40 cum. pfd [2 DBL. DAGGERS]                               533,466
            265  Fresenius Medical Care $9.00 trust pfd.                                             274,938
          5,870  Nextlink Communications, Inc. $7.00 cum. pfd.                                       337,525
         16,494  Public Service Co. of New Hampshire $2.65 1st mtge. cum. pfd.                       408,225
          1,470  SFX Broadcasting, Inc. Ser. E, $12.625 cum. pfd. [2 DBL. DAGGERS]                   170,520
          1,250  Time Warner, Inc. Ser. M, 10.25% pfd. [2 DBL. DAGGERS]                            1,425,000
                                                                                              --------------
                 Total Preferred Stocks (cost $4,808,973)                                     $    5,065,113

UNITS (--%)*
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
            210  Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                           $      138,600
        205,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon
                   zero % (12 1/2s, 2/1/02), 2007 ++                                                 125,050
            220  Fitzgerald Gaming Co. units 13s, 2002                                               202,400
        200,000  Globalstar L.P. Capital 144A sr. notes 11 3/8s, 2004                                191,000
             20  Hedstrom Holdings, Inc. units stepped-coupon
                   zero % (12s, 6/1/02), 2009 ++                                                      12,350
            180  McCaw International Ltd. 144A units stepped-coupon
                   zero % (13s, 4/15/02), 2007 ++                                                     99,000
             70  Stone Container Corp. units sr. sub. 12 1/4s, 2002                                   72,800
             45  Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                         11,250
                                                                                              --------------
                 Total Units (cost $815,998)                                                  $      852,450

WARRANTS (--%)                                                                 EXPIRATION
NUMBER OF WARRANTS +                                                           DATE                    VALUE
------------------------------------------------------------------------------------------------------------
            205  Esat Holdings Warrant                                         9/9/99         $        4,100
            200  Globalstar Telecom 144A                                       2/15/04                12,000
            250  Intermedia Communications 144A                                6/1/00                 12,500
          5,870  Nextlink Communications, Inc.                                 2/1/09                     59
            960  Powertel, Inc.                                                2/1/06                  6,912
                                                                                              --------------
                 Total Warrants (cost $26,004)                                                $       35,571

PURCHASE OPTIONS OUTSTANDING (--%)                                             EXPIRATION
(cost $1,393,375                                                               DATE/STRIKE
NUMBER OF CONTRACTS                                                            PRICE                   VALUE
------------------------------------------------------------------------------------------------------------
        113,600  U.S. Treasury Note                                            Sep. 97/
                                                                               4/13/04        $       20,948
SHORT-TERM INVESTMENTS (4.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     25,000,000  Banc One Corp. effective yield of 5 1/2%, August 27, 1997                    $   24,900,694
     25,000,000  Falcon Asset Securitization Corp. effective yield of 5.53%,
                   September 5, 1997                                                              24,865,590
     25,000,000  Federal Home Loan Bank effective yield of 5.38%,
                   August 1, 1997                                                                 25,000,000
     25,000,000  General Electric Capital Corp. effective yield of 5.54%,
                   August 18, 1997                                                                24,934,597
     25,000,000  Preferred Receivables Funding Corp. effective yield of 5.52%,
                   September 10, 1997                                                             24,846,667
     37,185,000  Interest in $204,956,000 joint repurchase agreement dated
                   July 31, 1997 with UBS Securities due August 1, 1997 with
                   respect to various U.S. Treasury obligations -- maturity
                   value of $37,190,950 for an effective yield of 5.76%                           37,190,950
                                                                                              --------------
                 Total Short-Term Investments (cost $161,738,498)                             $  161,738,498
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $3,448,814,815) ***                                  $4,108,690,001
------------------------------------------------------------------------------------------------------------

              * Percentages indicated are based on net assets of $4,039,954,130.

            *** The aggregate identified cost on a tax basis is $3,451,948,443, resulting in gross unrealized appreciation and depreciation of $680,781,553 and $24,039,995, respectively, or net unrealized appreciation of $656,741,558.

              + Non-income-producing security.

             ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

            +++ Portion of the income will be received in additional securities.

[DOUBLE DAGGER] Restricted, excluding 144A securities as to public resale. The total market value of restricted securities held at July 31, 1997 was
                583,663 or less than 0.1% of the net assets.

[2 DBL DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

              # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31,
                1997.

            ##  When-issued securities (Note 1).

      [DIAMOND] Brady bonds are foreign bonds collateralized by the U.S.
                Government. The rates are floating and are current rates at July 31,
                1997.

                144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                ADR after the name of a foreign holding stands for American
                Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

                TBA after the name of a security represents to be announced securities (Note 1).

                The rate shown on Floating Rate Bonds (FRB) and Floating Rate Notes
                (FRN) are the current interest rates shown at July 31,1997 which are subject to change based on the terms of the security.




-----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at July 31, 1997
(aggregate face value $132,319,346)
                                             Aggregate Face    Delivery      Unrealized
                               Market Value       Value          Date       Depreciation
-----------------------------------------------------------------------------------------
Australian Dollars               $ 4,465,921    $ 4,675,624     Sep 97        $  (209,703)
Canadian Dollar                    6,527,406      6,544,493     Sep 97            (17,087)
Deutschemarks                     40,483,616     42,331,643     Sep 97         (1,848,027)
Italian Lira                      30,602,751     32,410,475     Sep 97         (1,807,724)
Japanese Yen                      32,229,211     34,165,237     Sep 97         (1,936,026)
Polish Zloty                       9,805,402     10,601,408     Jun 98           (796,006)
Venezuelan Bolivar                 1,583,066      1,590,466     Jun 98             (7,400)
-----------------------------------------------------------------------------------------
                                                                               (6,621,973)
-----------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at July 31, 1997
(aggregate face value $210,744,215)
                                      Market Aggregate Face    Delivery        Unrealized
                                       Value          Value      Date        Appreciation
-----------------------------------------------------------------------------------------
Australian Dollars                50,247,126     50,578,990     Sep 97         $  331,864
British Pounds                    12,203,284     12,393,923     Sep 97            190,639
Danish Krone                       5,872,698      6,395,926     Sep 97            523,228
Deutschemarks                     67,795,682     71,085,228     Sep 97          3,289,546
Italian Lira                      30,142,872     32,385,971     Sep 97          2,243,099
Japanese Yen                       3,505,026      4,042,341     Jan 98            537,315
Japanese Yen                      31,749,907     33,861,836     Sep 97          2,111,929
-----------------------------------------------------------------------------------------
                                                                                9,227,620
-----------------------------------------------------------------------------------------



Futures Contracts Outstanding at July 31, 1997
(aggregate face value $214,254,699)
                                                                               Unrealized
                                             Aggregate Face   Expiration    Appreciation/
                                 Total Value          Value      Date      (Depreciation)
-----------------------------------------------------------------------------------------
Japanese Government
10 year Bonds (long)           $ 35,213,930   $ 34,901,543      Sep 97        $   312,387
US Treasury 20 year Bonds
(long)                            14,827,250     14,620,875     Sep 97            206,375
US Treasury 5 year Notes
(short)                          115,975,219    113,214,422     Sep 97         (2,760,797)
US Treasury 10 year Notes
(short)                           53,058,000     51,517,859     Sep 97         (1,540,141)
-----------------------------------------------------------------------------------------
                                                                               (3,782,176)
-----------------------------------------------------------------------------------------



TBA Sale Commitments at July 31, 1997
(proceeds receivable $66,674,935)
                                  Principal      Settlement     Market
Description                           Amount           Date      Value
-----------------------------------------------------------------------------------------
FNMA, 7s, August, 2027            32,084,841      August-97   $32,086,545
GNMA, 7s, August, 2027            34,664,993      August-97    34,664,993
-----------------------------------------------------------------------------------------
                                                              $66,751,538
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,448,814,815) (Note 1)         4,108,690,001
---------------------------------------------------------------------------------------------------
Cash                                                                                      4,652,322
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                23,434,722
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   13,060,954
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          149,024,356
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            9,244,078
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,308,106,433
Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian                                                                     248,181
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        180,030,624
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                4,118,364
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              4,496,705
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,345,591
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               31,535
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,926
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,378,733
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  8,183
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               6,638,431
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             2,219,892
---------------------------------------------------------------------------------------------------
TBA sale commitments at value (proceeds receivable $66,674,935)                          66,751,538
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      881,600
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       268,152,303
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,039,954,130
Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,184,655,167
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              4,134,739
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                  192,561,000
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in
foreign currencies                                                                      658,603,224
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $4,039,954,130
Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,607,561,735 divided by 137,611,000 shares)                                               $18.95
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.95)*                                      $20.11
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($888,666,410 divided by 47,221,035 shares)**                                                $18.82
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($187,475,235 divided by 9,963,033 shares)                                                   $18.82
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.82)*                                      $19.50
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($356,250,750 divided by 18,772,462 shares)                                                  $18.50
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                              $ 82,242,974
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $175,399)                                              53,722,731
--------------------------------------------------------------------------------------------------
Total investment income                                                                135,965,705

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        15,175,880
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           8,231,323
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          69,642
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            33,624
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    4,929,719
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    6,334,918
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      837,163
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    114,784
--------------------------------------------------------------------------------------------------
Registration fees                                                                          379,396
--------------------------------------------------------------------------------------------------
Auditing                                                                                    68,118
--------------------------------------------------------------------------------------------------
Legal                                                                                       43,539
--------------------------------------------------------------------------------------------------
Postage                                                                                    188,202
--------------------------------------------------------------------------------------------------
Other                                                                                      111,700
--------------------------------------------------------------------------------------------------
Total expenses                                                                          36,518,008
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,270,541)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            35,247,467
--------------------------------------------------------------------------------------------------
Net investment income                                                                  100,718,238
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       232,561,032
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          1,727,083
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       240,700
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (5,050,780)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                       3,141,878
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures, and
TBA sale commitments during the year                                                   502,393,355
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                735,013,268
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   835,731,506
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                Year ended July 31
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  100,718,238     $   71,656,189
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           229,478,035        135,274,116
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            505,535,233         15,062,707
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    835,731,506        221,993,012
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
     Class A                                                                            (73,837,380)       (45,601,237)
----------------------------------------------------------------------------------------------------------------------
     Class B                                                                            (19,404,724)        (9,159,784)
----------------------------------------------------------------------------------------------------------------------
     Class M                                                                             (3,535,939)          (712,551)
----------------------------------------------------------------------------------------------------------------------
     Class Y                                                                            (11,248,863)        (7,086,721)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
     Class A                                                                            (92,386,949)       (45,185,859)
----------------------------------------------------------------------------------------------------------------------
     Class B                                                                            (29,105,446)       (10,868,927)
----------------------------------------------------------------------------------------------------------------------
     Class M                                                                             (4,503,492)          (596,616)
----------------------------------------------------------------------------------------------------------------------
     Class Y                                                                            (13,502,169)        (6,792,626)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     1,244,159,864        688,998,591
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,832,366,408        784,987,282
----------------------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     2,207,587,722      1,422,600,440
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,134,739 and $15,363,543, respectively)                                   4,039,954,130      2,207,587,722
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                  Year ended July 31
-----------------------------------------------------------------------------------------------------------------------------
                                              1997             1996             1995             1994             1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $15.82           $14.90           $13.52           $14.24           $14.24
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                          .60(c)           .63              .63              .59              .62
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    4.11             1.50             1.63             (.11)             .52
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         4.71             2.13             2.26              .48             1.14
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                             (.67)            (.58)            (.56)            (.58)            (.66)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                (.91)            (.63)            (.32)            (.62)            (.48)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.58)           (1.21)            (.88)           (1.20)           (1.14)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $18.95           $15.82           $14.90           $13.52           $14.24
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                    31.52            14.75            17.73             3.46             8.64
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $2,607,562       $1,515,260       $1,036,674         $913,171         $772,540
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     1.06              .95              .91              .95              .90
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     3.51             4.07             4.58             4.15             4.34
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      134.80           119.44           102.57           100.69            89.22
-----------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                               $.0499
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                   Year ended July 31
-----------------------------------------------------------------------------------------------------------------------------
                                              1997             1996             1995             1994             1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $15.74           $14.83           $13.46           $14.19           $14.22
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                          .46(c)           .51              .52              .50              .56
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    4.08             1.50             1.63             (.12)             .48
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         4.54             2.01             2.15              .38             1.04
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                             (.55)            (.47)            (.46)            (.49)            (.59)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                (.91)            (.63)            (.32)            (.62)            (.48)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.46)           (1.10)            (.78)           (1.11)           (1.07)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $18.82           $15.74           $14.83           $13.46           $14.19
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                    30.46            13.97            16.87             2.70             7.87
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $888,666         $435,278         $224,166         $151,327          $81,983
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     1.81             1.71             1.66             1.71             1.66
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     2.74             3.31             3.81             3.39             3.43
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      134.80           119.44           102.57           100.69            89.22
-----------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                               $.0499
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------
                                                                                              For the period
Per-share                                                                                       Dec. 1, 1994+
operating performance                                                  Year ended July 31         to July 31
-------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $15.74           $14.84           $12.77
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .53 (c)          .55              .31
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            4.06             1.50             2.03
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 4.59             2.05             2.34
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.60)            (.52)            (.27)
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.91)            (.63)              --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.51)           (1.15)            (.27)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $18.82           $15.74           $14.84
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            30.83            14.26            18.52*
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $187,475          $49,541           $8,164
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.56             1.50              .93*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             3.05             3.50             2.53*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              134.80           119.44           102.57
-------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0499
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------

                                                                                                  For the period
Per-share                                                                                          April 1, 1994+
operating performance                                             Year ended July 31                  to July 31
-----------------------------------------------------------------------------------------------------------------------
                                                         1997             1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $15.85           $14.92           $13.54           $13.21
-----------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                     .64(c)           .68              .66              .17
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                               4.11             1.50             1.63              .31
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                    4.75             2.18             2.29              .48
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                        (.71)            (.62)            (.59)            (.15)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                           (.91)            (.63)            (.32)              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (1.62)           (1.25)            (.91)            (.15)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $18.98           $15.85           $14.92           $13.54
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                               31.78            15.09            18.00             3.65*
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                       $356,251         $207,508         $153,597          $71,566
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                 .81              .70              .66              .25*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                3.74             4.33             4.78             1.34*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 134.80           119.44           102.57           100.69
-----------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                          $.0499
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B shares and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees or dealers, which determines valuations for normal, institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management, the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of market discount, amortization of bond premium, paydown gains and losses on mortgage backed securities, non-taxable dividends, realized and unrealized gains and losses on certain future contracts, losses on wash sale transactions, post October loss deferrals, defaulted bond interest and foreign currency gains and losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1997, the fund reclassified $3,920,136 to decrease undistributed net investment income and $1,007,164 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $4,927,300. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on an annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $1,270,541 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,493 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,590,536 and $71,377 from the sale of class A and class M shares, respectively and $740,195 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $13,836 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,809,285,635 and $1,839,416,224, respectively. Purchases and sales of U.S. government obligations aggregated $2,101,617,703 and $2,048,557,915, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                $       --         $     --
------------------------------------------------------------
Options opened                   24,070,000          369,475
------------------------------------------------------------
Options closed                   24,070,000         (369,475)
------------------------------------------------------------
Written options
outstanding at
end of year                      $       --         $     --
------------------------------------------------------------

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      57,561,340    $ 980,905,251
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,015,602      148,378,857
------------------------------------------------------------
                                 66,576,942    1,129,284,108

Shares
repurchased                     (24,717,591)    (422,352,583)
------------------------------------------------------------
Net increase                     41,859,351   $  706,931,525
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      34,625,208    $ 544,315,852
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     5,118,269       78,116,977
------------------------------------------------------------
                                 39,743,477      622,432,829

Shares
repurchased                     (13,576,096)    (213,268,263)
------------------------------------------------------------
Net increase                     26,167,381    $ 409,164,566
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      21,764,323     $368,267,529
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,767,490       45,275,666
------------------------------------------------------------
                                 24,531,813      413,543,195

Shares
repurchased                      (4,971,519)     (84,322,499)
------------------------------------------------------------
Net increase                     19,560,294     $329,220,696
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      14,194,836     $222,056,702
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,222,091       18,574,383
------------------------------------------------------------
                                 15,416,927      240,631,085

Shares
repurchased                      (2,872,681)     (44,815,677)
------------------------------------------------------------
Net increase                     12,544,246     $195,815,408
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                       7,413,996     $125,678,090
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       457,088        7,498,922
------------------------------------------------------------
                                  7,871,084      133,177,012

Shares
repurchased                      (1,055,770)     (18,153,890)
------------------------------------------------------------
Net increase                      6,815,314     $115,023,122
------------------------------------------------------------

                                           Year ended
                                         July 31, 1996
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                       2,783,402      $43,645,026
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        81,817        1,254,544
------------------------------------------------------------
                                  2,865,219       44,899,570

Shares
repurchased                        (267,504)      (4,203,507)
------------------------------------------------------------
Net increase                      2,597,715      $40,696,063
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       8,877,256     $150,219,737
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,501,670       24,753,440
------------------------------------------------------------
                                 10,378,926      174,973,177

Shares
repurchased                      (4,702,056)     (81,988,656)
------------------------------------------------------------
Net increase                      5,676,870     $ 92,984,521
------------------------------------------------------------

                                            Year ended
                                           July 31, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,154,040     $ 64,937,258
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       908,731       13,879,347
------------------------------------------------------------
                                  5,062,771       78,816,605

Shares
repurchased                      (2,265,107)     (35,494,051)
------------------------------------------------------------
Net increase                      2,797,664     $ 43,322,554
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund hereby designates $.68 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) (for all classes of shares) as capital gain dividends for its taxable year ended July 31, 1997.

The fund has designated 28.88% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.


Fund information

INVESTMENT MANAGER

Butane Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Butane Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Butane Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward P. Bousa
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston.
It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachsetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN001-35881-001/880/242/505   9/97